                                                                   Exhibit 10.12

[CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [CONFIDENTIAL TREATMENT REQUESTED]. CONFIDENTIAL INFORMATION THAT HAS BEEN OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                             DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT ("Agreement") is executed and delivered as of this 30th day of May, 2002, by and between Hewitt Holdings LLC, an Illinois limited liability company ("Holdings") and Hewitt Associates LLC, an Illinois limited liability company ("Associates").

                                   WITNESSETH

     WHEREAS, Associates has determined to make a distribution to Holdings, the sole member of Associates, in the form of cash and the Distributed Receivables (as defined below); and

     WHEREAS, Associates desires to distribute to Holdings, the sole member of Associates, such cash and the Distributed Receivables, upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, Holdings and Associates each hereby agree as follows:

     1. Associates hereby agrees to distribute to Holdings cash, together with all right, title and interest in and to the accounts receivable set forth on attached Schedule 1 ("Distributed Receivables"), free and clear of any and all
         ----------
liens TO HAVE AND TO HOLD the same for its own use and benefit. The book value of the cash and Distributed Receivables shall be up to $207,500,000.

     2. Associates hereby agrees to use all reasonable efforts to collect such Distributed Receivables consistent with its practices in collecting its own accounts receivable and to promptly forward to Holdings all amounts received in respect of the Distributed Receivables. Subject to the foregoing, Holdings acknowledges that Associates shall not be liable to it for any uncollected receivables.

     3. Holdings hereby constitutes and appoints Associates as its true and lawful attorney-in-fact, with full power of substitution, in its name and stead, by, on behalf of, and for the benefit of Holdings, to demand and receive any and all of the rights, titles, interests, assets and properties transferred hereunder and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in its name or otherwise, for the benefit of Holdings, any and all proceedings at law, in equity or otherwise, which Associates may deem proper for the collection or reduction to possession of any of the Distributed Receivables or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred, assigned, and delivered, or intended so to be.

     4. This Agreement shall be binding upon Associates and Holdings, and their respective successors and assigns.

     5. This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the internal laws of the State of Illinois.

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     IN WITNESS WHEREOF, the parties hereto have caused this Distribution
Agreement to be executed by their duly authorized officers as of the date and year first above written.

                                 HEWITT HOLDINGS LLC


                                 By: /s/ Gerald I. Wilson
                                    --------------------------------------------
                                 Name: Gerald I. Wilson
                                      ------------------------------------------
                                 Title: Chairman of the Executive Committee and
                                       -----------------------------------------
                                 Authorized Representative
                                 -----------------------------------------------


                                 HEWITT ASSOCIATES LLC


                                 By: /s/ Dale L. Gifford
                                    --------------------------------------------
                                 Name: Dale L. Gifford
                                      ------------------------------------------
                                 Title: Chief Executive Officer
                                        ----------------------------------------

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                                   Schedule 1

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                       [CONFIDENTIAL TREATMENT REQUESTED]